Corporate Presentation

June 2024

DiaMedica
THERAPEUTICS

Transforming Care for Stroke and Preeclampsia

Cautionary Note Regarding Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and forward-looking information that are based on the beliefs of management and reflect management's current expectations. When used in this presentation, the words "estimate," "believe," "anticipate," "intend," "expect," "plan," "continue," "potential," "will," "may" or "should," the negative of these words or such variations thereon or comparable terminology and the use of future dates are intended to identify forward-looking statements and information.

The forward-looking statements reflect management's current plans, objectives, market opportunity and other estimates, expectations and intentions, benefits and potential of DM199 and anticipated timing of future events and involve assumptions that may never materialize of may prove to be incorrect and inherently involve significant risks and uncertainties, including factors beyond DiaMedica's control that could cause actual results, performance or achievements, or other future events, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Applicable risks and uncertainties include, among others, risks and uncertainties relating to the planned clinical expansion into preeclampsia and the planned DM199 Phase 2 trial for preeclampsia; uncertainties relating to the timing of site activations and enrollment, regulatory applications and related filing and approval timelines; the effects of the protocol amendments to increase the probability of clinical success and streamline the site selection and activation process in the ReMEDy2 trial; the possibility of additional future adverse events associated with or unfavorable results from DiaMedica's ongoing or future trials; the risk that existing preclinical and clinical data may not be predictive of the results of ongoing or later clinical trials; DiaMedica's plans to develop, obtain regulatory approval for and commercialize its DM199 product candidate for the treatment of acute ischemic stroke and PE and its expectations regarding the benefits of DM199; DiaMedica's ability to conduct successful clinical testing of DM199 and within its anticipated parameters, enrollment numbers, costs and timeframes; the adaptive design of the ReMEDy2 trial and the possibility that the targeted enrollment and other aspects of the trial could change depending upon certain factors, including additional input from the FDA and the blinded interim analysis; the potential direct or indirect impact of COVID-19, hospital and medical facility staffing shortages and worldwide global supply chain shortages on DiaMedica's business and clinical trials, including its ability to meet its site activation and enrollment goals; DiaMedica's reliance on collaboration with third parties to conduct clinical trials; DiaMedica's ability to continue to obtain funding for its operations, including funding necessary to complete planned clinical trials and obtain regulatory approvals for DM199 for acute ischemic stroke and/or PE, and the risks identified under the heading "Risk Factors" in DiaMedica's annual report on Form 10-K for the fiscal year ended December 31, 2023 and subsequent U.S. Securities and Exchange Commission filings, including its most recent quarterly report on Form 10-Q for the quarterly period ended March 31, 2024.

Other risk and uncertainties of which DiaMedica is not currently aware may also affect the Company's forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. All forward-looking statements contained in this presentation speak only as of the date on which they were made and are based on management's assumptions and estimates as of such date. DiaMedica undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

OUR MISSION

Life-transforming Therapy

for Patients with Severe Ischemic Diseases

01 **Acute Ischemic Stroke (AIS)**
(Non-eligible for tPA or thrombectomy)

02 **Preeclampsia (PE)**

No FDA Approved Therapeutics

DiaMedica THERAPEUTICS

Company Overview

Cash: $46 million
(as of March 31, 2024)

Lead Program: DM199 - Novel, Late-Stage Biologic Therapy
- Recombinant KLK1 (rhKLK1) protein with FDA Fast-Track Designation
- Enrolling pivotal AIS Phase 2/3 trial and planning preeclampsia Phase 2 trial

Acute Ischemic Stroke (AIS)
- >$10 billion US market opportunity
- ~80% of patients have no treatment options today[1, 2]
- Extensive clinical data supporting KLK1 safety and efficacy in AIS patients
  - Increases collateral circulation in the penumbra
  - Encouraging Phase 2 efficacy and safety data for DM199
  - Up to 1 million treated/year with human urinary KLK1 (HUK) in China[3]

Preeclampsia (PE) - Hypertensive Disorder of Pregnancy
- Estimated multi-billion dollar US market opportunity
- US has highest maternal death rate among high-income nations[3]
- Potential disease modifying therapy
  - Strong evidence that DM199 lowers blood pressure
- Key safety advantage: Unlike most-prescribed anti-hypertensives, DM199 is not expected to cross placental barrier due to its large molecular size

DiaMedica THERAPEUTICS

Sources: 1. Fassbender, K., et.al (2013). Streamlining of prehospital stroke management: the golden hour. The Lancet Neurology, 12(6), 585-586. doi: 10.1016/S1474-4422(13)70078-5; 2. Kansagra AP., et.al., Trends in Mechanical Thrombectomy for AIS in the US: A Nationwide Analysis from 2012 to 2016. Stroke. 2019;50(3):570-577. doi:10.1161/STROKEAHA.118.023600; 3. Shanghai Pharma/Techpool website: http://www.techpool.com.cn/press/r/5ddf3ed2535416541805af75 ; 3. Munira Z. Gunja et al., *Insights into the U.S. Maternal Mortality Crisis: An International Comparison* (Commonwealth Fund, June 2024). https://doi.org/10.26099/cthn-st75

DiaMedica Pipeline

COMPOUND	INDICATION	PRECLINICAL	PHASE 1	PHASE 2	PHASE 2/3	UPCOMING MILESTONES
DM199 (Rinvecalinase alfa) Recombinant KLK1	Acute Ischemic Stroke	ReMEDy2 Study				Anticipated Interim Enrollment Q1 '25
	Preeclampsia Fetal Growth Restriction	DM199 for Pregnancy Complications				Anticipated Proof of Concept Data in 1H '25
DM300 Recombinant serine protease inhibitor	Severe Acute Pancreatitis					

DM199: One Target, Dual Impact – BK2 Receptor Activation in Stroke and PE

Both disease processes improved through increased blood flow to ischemic tissue

	01 Stroke	02 Preeclampsia
Mode of Action	Increase Collateral Circulation in the Ischemic Penumbra	Lower Blood Pressure and Improve Organ Perfusion and Endothelial Health
Receptor / Cell Type	Bradykinin2 Receptor; Endothelial Cell	Bradykinin2 Receptor; Endothelial Cell
Arterial Targets	<u>Focal</u> - Arteries In Ischemic Penumbra	<u>Systemic</u> - Arteries

DiaMedica THERAPEUTICS

ReMEDy2

Phase 2/3 Trial

Acute Ischemic Stroke



DiaMedica THERAPEUTICS

High Unmet Need in Acute Ischemic Stroke

>7.5 million acute ischemic strokes globally[5]

DM199 US Estimated Market Opportunity = $10+ Billion

Low Treatment Rates

US Annual Acute Ischemic Strokes[1,2,3]



20%
Active Treatment
<140K Patients
~700K Patients
80%
of Patients with No Treatment Options
>500K Patients

Limited Treatment Options

0	No New Pharmaceuticals Approved in Over 25 Years	
~10%	tPA / Thrombolytic	1st line[3,4]
~10%	Mechanical Thrombectomy	1st line[3,4]
	Supportive Care Only	DM199 Initial Target

Sources: 1. Ej etc. al, American Heart Association Statistics Committee and Stroke Statistics Subcommittee. Heart Disease and Stroke Statistics-2017 Update: A Report From the American Heart Association. Circulation. 2017 Mar 7;135(10):e146-e603. PMID: 28122885; 2. American Stroke Association; 3. Fassbender, K., et.al (2013). Streamlining of prehospital stroke management: the golden hour. The Lancet Neurology, 12(6), 585-586. doi: 10.1016/S1474-4422(13)70078-5; 4. Kansagra AP, Goyal MS, Hamilton S, Albers GW. Trends in Mechanical Thrombectomy for Acute Ischemic Stroke in the United States: A Nationwide Analysis from 2012 to 2016. Stroke. 2019;50(3):570-577. doi:10.1161/STROKEAHA.118.023600; 5. World Stroke Organization Global Fact Sheet 2022

DiaMedica THERAPEUTICS

DM199 Initial Target in AIS – Significant Whitespace Opportunity

>500k patients in the U.S. with no treatment option

- The 4.5-hour time window for tPA treatment significantly limits patient eligibility
- ~ 90%[1] of patients can reach the hospital emergency department within 24 hours



Stroke Type
HOURS
0-4.5
4.5-9
9-12
12-24
24-72
~80%[1]
Small & Medium Vessel Occlusion
tPA
ACTIVASE
ALTEPLASE
FUTURE
DM199
Phase 2/3
(24-hour treatment window)
FUTURE
~20%[1]
Large Vessel Occlusion (LVO)
Mechanical Thrombectomy (MT)
Limited to 24 hours in LVO strokes

1. Market research conducted by SyneosOne in 2020 and *Journal of Stroke and Cerebrovascular Diseases*, Volume 29, Issue 2, February 2020.

DiaMedica THERAPEUTICS

Human Urinary KLK1 (HUK): Safe and Efficacious Treatment for AIS

HUK guided DM199 development, informing optimal dosing, target patients, & treatment protocols

- **HUK for AIS:**
  - Marketed by Shanghai Pharmaceuticals under Kailikang®.
  - Ameliorates neurological symptoms with few adverse events.[1]
- **Up to 1 million AIS patients treated yearly in China**
  - Included in National Basic Medical Insurance in 2020.[2]
- **>200 clinical studies demonstrating efficacy including:**
  - Improved stroke patient outcomes: mRS, NIHSS and BI.
  - MRI Imaging: ↑ blood flow, ↑ blood vessels, ↓ischemia in the penumbra, and ↓ infarct size.
  - Reduced stroke recurrence.

1. *Journal of International Medical Research*, 48(9) 1-10, 2020; https://journals.sagepub.com/doi/full/10.1177/0300060520943452
2. Shanghai Pharma/Techpool website: http://www.techpool.com.cn/press/i/5ddf3ed2535416541805af75

Meta Analysis

Journal of INTERNATIONAL MEDICAL RESEARCH

Journal of International Medical Research
48(9) 1–10

DOI: 10.1177/0300060520943452
journals.sagepub.com/home/imr
SAGE

Efficacy and safety of human urinary kallidinogenase for acute ischemic stroke: a meta-analysis

Abstract

Objective: Human urinary kallidinogenase (HUK) is a glycoprotein extracted from human urine that is used to treat stroke by triggering positive regulation of the kallikrein–kinin system. Our aim was to evaluate the efficacy and safety of HUK treatment for acute ischemic stroke.

Methods: We searched the online databases PubMed, Embase, Cochrane Library, Google Scholar, and China National Knowledge Infrastructure (CNKI) for papers published between January 2015 and December 2019. The quality of each trial was assessed using the Cochrane Reviewers' Handbook. Randomized controlled trials of HUK in patients with acute ischemic stroke were included.

Results: Sixteen trials with 1326 participants were included. The HUK injection groups had more neurological improvement than the control groups in National Institutes of Health Stroke Scale scores (mean difference, −1.65; 95% confidence interval [CI], −2.12 to −1.71) and clinical efficacy (1.30; 95% CI, 1.21 to 1.41). Subgroup analysis indicated that age may influence heterogeneity. Eleven trials reported adverse effects and there were no significant differences between the control and HUK groups (risk difference, 0.01; 95% CI, −0.02 to 0.04).

Conclusions: HUK ameliorates neurological symptoms in stroke patients with few adverse effects. Further high-quality, large-scale randomized trials are needed to confirm these results.

DiaMedica THERAPEUTICS

DM199 (rhKLK1 – Rinvecalinase Alfa) Novel Mechanism of Action

Increased perfusion and other cardiovascular benefits



DM199 (rhKLK1)
Kininogen
Bradykinin
BK2R
Nitric Oxide
Prostacyclin
EDHFs

- KLK1 is made predominately in kidneys (present also in the vasculature and brain) and circulates in the blood.
- KLK1 acts on low molecular weight kininogen to produce bradykinin.
- KLK1 is the main bradykinin forming enzyme within organs and blood vessels during resting conditions.[1]
  - ACE is the main kinin-inactivating enzyme in the circulation.
- Bradykinin binds to bradykinin 2 receptors (BK2R) on arterial endothelium to release nitric oxide (NO) & prostacyclin (PGI_2).
- Increased NO and PGI_2 via cGMP and cAMP, respectively, relax arterial smooth muscle cells driving vasodilation.



Vasodilation
Restricted Blood Flow
Increased Blood Flow

ACE= Angiotensin converting enzyme cGMP = Cyclic guanosine monophosphate cAMP = Cyclic Adenosine Monophosphate EDHF = Endothelium-derived hyperpolarizing factor

1. *Journal of Personalized Medicine*, 9(1), 16. Marin et al. (2019). Kallikrein/K1, Kinins, and ACE/Kininase II in Homeostasis and in Disease Insight From Human and Experimental Genetic Studies, Therapeutic Implication.

DiaMedica THERAPEUTICS

Ischemia Naturally Induces Upregulation of Bradykinin 2 (BK2) Receptors

DM199 enhances BK2 receptor activation to promote focal vasodilation in the penumbra

Brain Artery Under Different Conditions



1 Normal Conditions


ENDOTHELIAL CELL

The BK2 receptor plays a critical role in regulating vascular tone and blood pressure under normal conditions.

2 Ischemic Conditions


ENDOTHELIAL CELL

In response to ischemic conditions, the BK2 receptors are upregulated in affected tissues, including the brain.[1]


VASODILATION

3 Ischemic Conditions + DM199


ENDOTHELIAL CELL

DM199 augments bradykinin (BK) levels, which increases activation of the upregulated BK2 receptors in the affected arteries (ischemic penumbra), improving collateral circulation to increase blood flow and oxygenation to the penumbra.


VASODILATION

- BK2 Receptor
- Native BK
- DM199

DiaMedica THERAPEUTICS

1. PLOS ONE, June 18, 2018; https://doi.org/10.1371/journal.pone.0198553

DM199 (rhKLK1): Improve Collateral Circulation in Acute Ischemic Stroke

Novel mechanism with potential to improve stroke outcomes & reduce risk of stroke recurrence

DM199 does **not** need to pass the blood-brain barrier to deliver therapeutic benefit.

DM199 facilitates release of endothelial nitric oxide and prostacyclin to preferentially vasodilate arteries in the ischemic penumbra and increase collateral blood flow.



Early Stroke
Penumbra
Clot
No DM199 treatment
Large Infarct
Clot
DM199 treatment
Minimize Infarct
Clot

- **Improve stroke outcomes –** save cerebral tissue in the ischemic penumbra reducing the size and impact of the stroke
- **Reduce risk of stroke recurrence –** improved collateral blood flow reduces the risk of arterial re-occlusion (stroke)

DiaMedica THERAPEUTICS

Human Urinary KLK1 (HUK) Improved Cerebral Blood Flow and Stroke Outcomes

MTT (Mean Transit Time) assesses blood flow velocity in the brain of AIS patients



Control
HUK
Before Treatment
After Treatment
MTT
MTT
MTT
MTT

Representative reperfusion MR images of 1 control patient and 1 HUK-treated patient



% Change in MTT
(Day 12 vs. Baseline)
% Δ at Day 12 vs. Baseline
9.2%
19.4%
+10.1%
P=0.014
Placebo
N=26
HUK
N=29



Proportion of mRS ≤2
(At 90 Days)
% Patients at Day 90
42.3%
72.4%
+30.1%
P=0.024
Placebo
N=26
HUK
N=29

Improved relative MTT associated with favorable functional outcome OR=0.483 95% CI (0.243-0.960) p=0.038[1]

DiaMedica THERAPEUTICS

Journal of Stroke and Cerebrovascular Diseases, Vol. 24, No. 8 (August), 2015: pp 1730-1737

1. Based on univariate regression analysis per 20% improvement

DM199(rhKLK1) Phase 2 Results: Improved Excellent Outcomes in Non-MT Subgroup

Patient population closely aligns with ReMEDy2 Phase 2/3 trial

DM199 (rhKLK1) Excellent Outcomes at 90 Days in Non-MT Pretreated Participants[1]



40%
35%
30%
25%
20%
15%
10%
5%
0%
% of Participants at Day 90
Placebo (N=21)
DM199 (N=25)
10%
25%
14%
36%
5%
20%
mRS ≤1
NIHSS ≤1
mRS ≤1; NIHSS ≤1; BI>95

	mRS ≤1	NIHSS ≤1	mRS ≤1; NIHSS ≤1; BI>95
Relative Increase	150%	157%	300%
Absolute Increase	15%	22%	15%

DiaMedica THERAPEUTICS

MT - Mechanical Thrombectomy   NIHSS - National Institute of Health Stroke Scale   mRS - Modified Rankin Scale   BI - Barthel Index

1. N=24 for DM199 mRS data

DM199 (rhKLK1) Phase 2 AIS Results Compared with Published tPA Data

Clinically relevant outcomes with DM199 extending treatment window 5X longer

- tPA (Activase®) approved for AIS in 1996
  - Narrow 4.5-hour treatment window with greater efficacy ≤3 hours
  - ↑5.8% intracranial hemorrhage
- No other FDA approved therapeutics
- Human Urinary KLK1 (**Kailikang®**) improvement in excellent outcomes studies comparable to DM199 Phase 2 trial



Comparison of Improvements in % of Participants with Excellent Outcomes (NIHSS ≤1 and mRS ≤1) vs Placebo
(DM199 and tPA analysis excludes MT treated participants)
mRS Scale (≤1)
NIHSS Scale (≤1)
% of Participants at Day 90 vs Placebo
13.0%
11.0%
7.2%
7.0%
15.0%
22.0%
tPA<3 Hrs.
ACTIVASE ALTEPLASE
tPA 3-4.5 Hrs.
ACTIVASE ALTEPLASE
DM199 < 24 Hrs.
5X time expansion vs. tPA

1. N Engl J Med 1995; 333:1581-1588; and N Engl J Med 2008 Sep 25;359(13):1317-2; associated with 5.8% absolute increase in intracranial hemorrhage, Phase 3 N=333
2. N Engl J Med 2008 Sep 25;359(13):1317-2; associated with 9.4% absolute increase in intracranial hemorrhage, N=821
3. Globaldata report July 2018: Acute Ischemic Stroke: Global Drug Forecast and Market Analysis to 2027

DM199 (rhKLK1) Phase 2 AIS Results: Reduced Stroke Recurrence & Deaths

Supporting secondary endpoints in non-MT pretreated subgroup



Stroke-in-Evolution /
Recurrent Ischemic Events (Day 90)
Deaths (Day 90)
Placebo (N=21)
DM199 (N=25)
% of Participants at Day 90
25%
20%
15%
10%
5%
19.0%
4/4 Fatal
P=0.037
0.0%
24.0%
12.0%

	Stroke-in-Evolution / Recurrent Ischemic Events (Day 90)	Deaths (Day 90)
Relative Decrease	-100%	-50%
Absolute Decrease	-19%	-12%

DM199 (rhKLK1) Pivotal Phase 2/3 Trial

ReMEDy2

Key Eligibility Criteria

- Moderate AIS: NIHSS: 5-15
- N = ~364 participants
  - Interim analysis @ 144

R — 1:1 randomization

- DM199/rhKLK1
- Placebo

Endpoints (Day 90)

Primary:
Modified Rankin Score (mRS) ≤1

Secondary:
mRS shift, Mortality, NIHSS, BI and stroke recurrence

Screening › Randomization › 3-week Treatment Period › 90-Day Follow-up ›

Exclusion Criteria

- Hemorrhagic stroke
- Large vessel occlusion stroke / Mechanical thrombectomy
- tPA (Activase®/TNKase®)

Treatment: 24-hour Window

- 1st IV dose within 24-hours of stroke
  - DM199 IV (0.5 µg/kg) or placebo
- 3-weeks SC treatment, 2x week
  - DM199 SC (3 µg/kg) or placebo

DSMB* Interim Analysis (IA)

- IA after 144 participants complete trial
- Potential outcomes from IA:
  1. Stop trial for futility
  2. Continue with sample size re-estimation (size range 240 – 728 total participants)

DiaMedica THERAPEUTICS

* Data Safety Monitoring Board (DSMB)

Preeclampsia



DiaMedica
THERAPEUTICS

Preeclampsia: Significant Unmet Medical Need

No FDA approved therapies for preeclampsia



Disease Overview

- Preeclampsia is a life-threatening high blood pressure disorder that occurs only during pregnancy and the postpartum period.
- Preeclampsia and related hypertensive disorders of pregnancy are usually marked by a rapid spike in blood pressure, potentially causing seizures, stroke, multiple organ failure, and even death of the mother and/or baby.
- The only way to stop disease progression is to deliver the fetus and placenta, **often prematurely**

Market Opportunity

- Preeclampsia and related hypertensive disorders of pregnancy affect 5-8% of all births in the U.S., impacting approximately 180,000 to 300,000 patients annually[1,2]
- Pre-term preeclampsia (<34 weeks gestation) is among the most severe subtypes of preeclampsia, and there are up to 30,000 patients annually in the U.S.[3] (has qualified for orphan designation)
- DiaMedica is initially targeting preterm preeclampsia

DiaMedica THERAPEUTICS

1. Preeclampsia Foundation. "What is Preeclampsia." Accessed June 10, 2024. https://www.preeclampsia.org/what-is-preeclampsia
2. Centers for Disease Control and Prevention. (n.d.). *Births and natality*. National Center for Health Statistics.
3. Dimitriadis, E., Rolnik, D.L., Zhou, W. *et al.* Pre-eclampsia. *Nat Rev Dis Primers* 9, 8 (2023). https://doi.org/10.1038/s41572-023-00417-6

US Has Highest Maternal Death Rate Among High-Income Nations

US Black women disproportionately impacted - mortality rate >7x High-Income Nation average



Maternal deaths per 100,000 live births
Mortality rates in the US are over three times higher than countries like the UK, France, and Germany
High-Income Nation Average = 7.0
NOR 0.0
SWIZ 1.2
SWE 2.6
NETH 2.8
JPN 3.4
AUS 3.5
GER 3.5
UK 5.5
FRA 7.6
CAN 8.4
KOR 8.8
US-Asian 13.2
NZ 13.6
CHL 14.3
US-Hispanic 16.9
US-White 19.0
US 22.3
US-Black 49.5

Munira Z. Gunja et al., *Insights into the U.S. Maternal Mortality Crisis: An International Comparison* (Commonwealth Fund, June 2024). https://doi.org/10.26099/cthn-st75

Strong Rationale for DM199 in Treating Pregnancy Complications

Potential disease modifying therapy



Safety
DM199
Blood
Pressure
Reduction
On
Target MOA

- DM199's novel MOA addresses several pathophysiological mechanisms of preeclampsia and has the potential to be disease modifying

- DM199 has not been shown to cross placental barrier
- Completed full battery of preclinical reproductive toxicology tests which support advancing to human study

- KLK1 initially discovered as an anti-hypertensive agent
- Strong reductions in blood pressure in Phase 2 CKD trial
- DM199 dose limiting tolerability is hypotension

- A main cause of abnormal placentation and endothelial dysfunction in PE is the reduced bioavailability of nitric oxide[1] – DM199 facilitates the release of endothelial nitric oxide

DiaMedica THERAPEUTICS

1. P. Guerby et al. Role of oxidative stress in the dysfunction of the placental endothelial nitric oxide synthase in preeclampsia. Redox Biology (2021)

DM199 Mode of Action in Preeclampsia

Targeting both upstream placental hypoxia & downstream endothelial dysfunction and blood pressure



PLACENTAL DISEASE
Oxidative stress
Pro-inflammatory cytokines
Anti-angiogenic factors
Placental hypoxia
MATERNAL VESSEL DISEASE
Endothelial Dysfunction
Depressed Vasodilatory Pathways[1]
(in Endothelial Cells)
Nitric Oxide
Prostacyclin
EDHFs
END ORGAN INJURY

+

DM199 Potential Mode of Action

- Circulates in the maternal bloodstream without crossing the placental barrier to reach the baby
- Increases the production of three critically depressed pathways in dysfunctional endothelial cells

  ⇧ Nitric Oxide ⇧ Prostacyclin ⇧ EDHF
- Increases placental perfusion, potentially modifying the disease and addressing fetal growth restriction by counteracting placental hypoxia (causes release of harmful factors like sFlt1 & sENG)

- Lower Blood Pressure
- Improved Endothelial Health
- Increased Maternal Organ Perfusion
- Dilate Intrauterine Arteries (↑ placental blood flow)

DiaMedica THERAPEUTICS

EDHF = Endothelium-derived hyperpolarizing factor sFlt1 = Soluble fms-like tyrosine kinase-1 sENG = Soluble endoglin IL-6 = Interleukin 6 ROS = Reactive oxygen species TNF-α = Tissue necrosis factor alpha

1. Ooulopoulou, S. Maternal Vascular Physiology in Preeclampsia. Hypertension. 2017;70:1066-1073 https://doi.org/10.1161/HYPERTENSIONAHA.117.08821

DM199 Shown to Reduce Blood Pressure and Not Cross Placental Barrier

DM199 Phase 2 CKD Trial – Change in Blood Pressure


SBP≥130
SBP≥140
SBP≥150
0
-5
-10
-15
-20
-25
Δ Baseline (mmHg)
-4.0
-6.8*
-15.4**
-6.9*
-12.9**
-20.1**
-7.7*
p=0.011
-12.6**
p=0.004
-22.1**
p=0.003
N=47
N=31
N=15
Day 32
Day 64
Day 95

Student's T-test vs. baseline: * p<0.05 | ** p<0.01

Statistically significant reductions in systolic blood pressure (SBP) observed in participants with baseline levels ≥130 mmHg, with greater reductions seen at higher baseline levels: ≥140 mmHg and ≥150 mmHg.

Placental Transfer Study*


Fetal
Maternal
1500
1000
500
0
Plasma DM199 ng/ml
0
1
4
12
24
48
96
Hours post-injection

DM199 was not detected in fetal plasma, while a clear dose-response was observed in maternal plasma

*Assay values below limit of quantification shown as zero

DiaMedica THERAPEUTICS

Planned DM199 Preeclampsia Phase 2 Trial (Tygerberg Hospital in Cape Town, South Africa)*

Part 1: Women planned for delivery in 72 hours

Part 1 Overview

Preeclampsia participants:
- 27-42 weeks gestation
- Systolic BP >150
- Scheduled for delivery within 72 hours

Dosing:
- One DM199 IV
- Followed by one DM199 SC dose

Study Groups

1A. up to 30 preeclampsia participants: Ascending dose study identifying the optimal dose based on defined BP reductions

1B. 30 preeclampsia participants: Expansion cohort at dose identified in 1A

Endpoints

- Safety and tolerability
- Acutely lower blood pressure
- Acutely dilate intrauterine arteries, Doppler measurement
- Does not cross the placental barrier or induce uterine contractions
- Exploratory endpoints: eGFR & UACR

DiaMedica THERAPEUTICS

*Subject to final hospital ethics committee and South African Health Products Regulatory Authority approval

BP: Blood pressure; SC: Subcutaneous

Planned DM199 Preeclampsia Phase 2 Trial*

Part 2: Expectant management

Part 2 Overview

Preeclampsia participants:
- 27 – 33 weeks gestation
- Will be treated for expectant management

Dosing:
- One DM199 IV dose
- Followed by repeated SC dose every 72 hours until delivery

Study Group

30 participants with preterm preeclampsia

Primary Endpoints

- Prolongation of Pregnancy days
- 1 week change in UACR vs. Baseline
- Need to increase / decrease other antihypertensive agents
- Incidence of TEAE, & umbilical cord levels of DM199 after birth

Secondary Endpoints

- Change of maternal blood pressure
- Number of women reaching 34 weeks gestation
- Doppler measurements and PE biomarkers

DiaMedica THERAPEUTICS

* Subject to final hospital ethics committee and South African Health Products Regulatory Authority approval

TEAE: Treatment Emergent Adverse Event UACR: Urine Albumin-Creatinine Ratio SC: Subcutaneous

Corporate Summary


DiaMedica
Nasdaq
DMAC
NasdaqListed
04:05:53
Nasdaq

DiaMedica THERAPEUTICS

DM199 (Rinvecalinase Alfa) Multi-layered IP and Exclusivity Position

Key manufacturing challenges solved: protein activity, stability and economical scale

Protein Development & Trade Secrets

DM199 (rhKLK1): Excellent Enzymatic Activity & Highly Scalable

- Configuration of high & low molecular weight glycoforms critical for optimal activity
- Reproducible manufacturing process
- Modification of 2 inert amino acids enhances manufacturability
- 5+ companies unsuccessful in moving rhKLK1 proteins to the clinic
- Numerous key manufacturing steps kept as trade secrets

Patents and Exclusively Licensed Technology

Patents[1]

- **Composition of matter**
  - Issued US/EU (2033)
- **Formulation, subcutaneous and improved PK**
  - Issued US (2033)
- **Dosing & route of delivery**
  - Issued US (2038) / pending global

Exclusive license of patented gene expression technology for KLK1

- Reliable, high-expressing technology
- Economical, commercial scale/yields

Regulatory Exclusivity

In the US, anticipate 12 years' data exclusivity for biologics

- Regulatory counsel has confirmed this is a reasonable expectation

Exclusivity protections outside of the U.S. for Biologics:

- **EMA:** Up to 10 years
- **Japan:** Up to 8 years

DiaMedica THERAPEUTICS

1. One patent eligible for regulatory patent term extension up to five years

Leadership

Rick Pauls, President & CEO
CEO of DiaMedica since 2010. Former venture capitalist with two funds, including co-founder and managing director of life sciences fund and early investor in DMAC.

Lorianne Masuoka, MD, Chief Medical Officer
25+ years experience building and expanding high value pipelines in the biopharmaceutical industry that have resulted in drug approvals and strategic alliances, including CMO roles at Epygenix, Marinus, Cubist (Merck) and Nektar.

Scott Kellen, CPA, Chief Financial Officer
25+ years in life sciences industry. CPA (inactive), held senior leadership roles including CFO and COO for several private & pubic (Nasdaq) companies.

Ambarish Shah, Ph.D., Chief Technology Officer
25+ years experience in CMC leadership roles at Pfizer, GSK, AZ, BMS and CSL Behring, with key contributions to 50+ pipeline drugs and multiple successful BLAs.

Dominic Cundari, Chief Commercial Officer
30+ years pharma experience. Led product launches with tPA (Activase®) for acute ischemic stroke and Lucentis® for retinal diseases at Genentech.

David Wambeke, Chief Business Officer
15+ years life sciences / biotech investment banking experience. Completed more than 100 financings and M&A transactions. US Army Purple Heart Recipient.

Board of Directors

Richard Pilnik, Chairman of the Board
30+ years in executive commercial roles at Eli Lilly, Quintiles. President Vigor Medical Services.

Michael Giuffre, MD
Clinical Professor of Cardiac Sciences and Pediatrics at University of Calgary. CSO, COB of FoodCheck Systems, Inc.

Richard Kuntz, M.D., M.Sc.
25+ years in life sciences most recently serving as Chief Medical Officer and Chief Scientific Officer for Medtronic where he held the position for over ten years.

Tanya Lewis
25+ years in regulatory drug development experience including approvals of five drugs. Most recently Chief Development Operations Officer at Replimune.

James Parsons
20+ years as a life sciences CFO for several companies. Former CFO Trillium Therapeutics (Acquired by Pfizer for ~$2.2B).

Rick Pauls
See Leadership for details.

Charles Semba, M.D.
20+ years drug development experience at Genentech where he led development of Activase® and Lucentis®, Shire, ForSight VISION5, and Graybug. Currently CMO of Eluminex.

DiaMedica THERAPEUTICS

Company Overview

Cash: $46 million
(as of March 31, 2024)

Lead Program: DM199 - Novel, Late-Stage Biologic Therapy
- Recombinant KLK1 (rhKLK1) protein with FDA Fast-Track Designation
- Enrolling pivotal AIS Phase 2/3 trial and planning preeclampsia Phase 2 trial

Acute Ischemic Stroke (AIS)
- >$10 billion US market opportunity
- ~80% of patients have no treatment options today[1, 2]
- Extensive clinical data supporting KLK1 safety and efficacy in AIS patients
  - Increases collateral circulation in the penumbra
  - Encouraging Phase 2 efficacy and safety data for DM199
  - Up to 1 million treated/year with human urinary KLK1 (HUK) in China[3]

Preeclampsia (PE) / Hypertensive Disorders of Pregnancy
- Estimated multi-billion dollar US market opportunity
- US has highest maternal death rate among high-income nations[3]
- Potential disease modifying therapy
  - Strong evidence that DM199 lowers blood pressure
- Key safety advantage: Unlike most-prescribed anti-hypertensives, DM199 is not expected to cross placental barrier due to its large molecular size

DiaMedica THERAPEUTICS

Sources: 1. Fassbender, K., et.al (2013). Streamlining of prehospital stroke management: the golden hour. The Lancet Neurology, 12(6), 585-586. doi: 10.1016/S1474-4422(13)70078-5; 2. Kansagra AP, et.al., Trends in Mechanical Thrombectomy for AIS in the US: A Nationwide Analysis from 2012 to 2016. Stroke. 2019;50(3):570-577. doi:10.1161/STROKEAHA.118.023600; 3. Shanghai Pharma/Techpool website: http://www.techpool.com.cn/press/r/5ddf3ed2535416541805af75 ; 3. Munira Z. Gunja et al., *Insights into the U.S. Maternal Mortality Crisis: An International Comparison* (Commonwealth Fund, June 2024). https://doi.org/10.26099/cthn-st75

Thank You!

nasdaq: dmac

www.diamedica.com



DiaMedica
THERAPEUTICS

DM199 Phase 2/3 AIS Trial Adaptations Based on Phase 2 Results

ReMEDy2

Aligned Study Population to Target Patient Responders from Phase 2 and HUK-Treated Population

- Greater clinical benefit anticipated in patients who do not receive mechanical thrombectomy and/or tPA and moderate severity strokes

Reduce Baseline Stroke Severity:

- Greater DM199 treatment effect vs placebo in less severe strokes.
- Lowered NIHSS baseline inclusion range to 5–15 from 6–25 used in Phase 2 trial

Exclude: MT

- Once clot is physically removed via catheter, blood flow is re-established and outcomes are very favorable
- No observed efficacy improvement in DM199 phase 2 AIS mechanical thrombectomy sub-group
  - Genentech's P3 TIMELESS study of Tenecteplase (tPA) also showed no improvement in MT Participants (May 2023)

% of ReMEDy1 Participants with mRS ≤1 at 90 Days (Non-MT subgroup)[1,2]



All Participants
Exc. NIHSS 16-24
35%
30%
25%
20%
15%
10%
5%
0%
% of Patients at Day 90
Placebo
DM199
+15%
+18%
10%
25%
13%
32%
Baseline NIHSS:
NIHSS 6-24
n=45
NIHSS 6-15
n=34

DiaMedica THERAPEUTICS

1. One participant on DM199 did not have a day 90 follow-up visit. This participant had a day 22 NIHSS of 1 and has been excluded from the analysis
2. Post hoc analysis of participants not receiving mechanical thrombectomy (MT) prior to enrollment in the ReMEDy1 trial